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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 2005

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

         001-13255                                43-1781797
         ---------                                ----------
         (COMMISSION                              (IRS EMPLOYER
         FILE NUMBER)                             IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01.  REGULATION FD DISCLOSURE

         The following information is being furnished under Item 7.01. "Regulation FD Disclosure."

         On January 30, 2004, Solutia Inc.'s wholly owned subsidiary,
Solutia Europe S.A./N.V. ("SESA"), restructured its (euro) 200 million,
10.00 percent Euro Notes ("Euronotes"), due in 2008. Pursuant to Section
9(m) of the amended and restated terms and conditions of the Euronotes, contained in Schedule 1 to the Fiscal Agency Agreement, as further amended by Amendment No. 1 to the Fiscal Agency Agreement and Terms and Conditions of Notes (dated as of November 9, 2004), SESA agreed to certain financial reporting requirements including, among other things, filing quarterly consolidating and consolidated financial statements, absent footnotes, of SESA and its subsidiaries with the Securities and Exchange Commission ("SEC") on Form 8-K within 60 days after each quarter end, or 110 days after the fourth fiscal quarter, commencing with the quarter ended March 31, 2004 (referred to hereafter as "Financial Statements") and to include in each such Form 8-K a narrative discussion and analysis in reasonable detail of the business, financial condition, results of operations and liquidity of SESA and its subsidiaries as of the end of such fiscal quarter (and, in the case of the fourth quarter, for the fiscal year), together with a brief description of the material developments in the business of SESA and its subsidiaries over such fiscal period.

         The unaudited Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in Exhibits 99.1 and 99.2, respectively, satisfy these reporting requirements for the quarter ended December 31, 2004. The Financial Statements include consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and consolidated and consolidating statements of cash flows for SESA and its subsidiaries, each as of and for the three months and year-ended December 31, 2004, and December 31, 2003, respectively. The Financial Statements include the accounts of SESA and its subsidiaries and all significant intercompany transactions and balances have been eliminated in consolidation. These Financial Statements should be read in conjunction with the audited financial statements and notes to consolidated financial statements included in the Solutia Inc. 2004 Annual Report on Form 10-K, filed with the SEC on March 10, 2005. Management's Discussion and Analysis of Financial Condition and Results of Operations includes a comparison of the fourth quarter 2004 with the fourth quarter 2003 and a comparison of the year-ended December 31, 2004 with the year-ended December 31, 2003. This Management's Discussion and Analysis of Financial Condition and Results of Operations disclosure is being provided solely to satisfy SESA's contractual obligation noted above and is not intended to, nor does the disclosure fully satisfy all the requirements of a Management's Discussion and Analysis of Financial Condition and Results of Operations disclosure under U.S. securities law.

         The unaudited Financial Statements included in Exhibit 99.1 to this Form 8-K have been prepared in accordance with accounting principles generally accepted in the United States of America and are presented in U.S. dollars. In addition, the Financial Statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the financial position, results of operations, and cash flows for the interim periods reported. Such adjustments are of a normal, recurring nature.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is included in this Report:

Exhibit Number    Description
--------------    -----------

99.1 Unaudited consolidated and consolidating financial statements of SESA and its subsidiaries

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations


                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                                  SOLUTIA INC.
                                                  ----------------------
                                                  (Registrant)

                                                  /s/ Rosemary L. Klein
                                                  -----------------------------
                                                  Senior Vice President,
                                                  General Counsel and Secretary

DATE: April 6, 2005



                                EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1 Unaudited consolidated and consolidating financial statements of SESA and its subsidiaries

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations